Analysis of cash flows - Acquisitions and disposals (Detail) - GBP (£) £ in Millions		6 Months Ended
		Jun. 30, 2023	Jun. 30, 2022
Acquisitions and disposals:
Initial cash consideration		£ (202.0)	£ (35.0)
Cash and cash equivalents acquired		23.0	0.7
Earnout payments		(11.2)	(41.6)
Purchase of other investments (including associates)		(7.7)	(5.1)
Acquisitions	[1]	(197.9)	(81.0)
Proceeds on disposal of investments and subsidiaries		10.5	41.7
Cash and cash equivalents disposed		(0.2)	(12.5)
Disposals of investments and subsidiaries		10.3	29.2
Cash consideration for purchase of non-controlling interests		(16.0)	(6.2)
Cash consideration for non-controlling interests		(16.0)	(6.2)
Net acquisition payments and disposal proceeds		£ (203.6)	£ (58.0)

[1]	Earnout payments in excess of the amount determined at acquisition are recorded as operating activities. Prior year excess amounts were recorded as investing activities and have been re-presented as operating activities. See note 11.